                                                                    EXHIBIT 4.1


CTI

SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 12644D 10 8

CTI MOLECULAR IMAGING, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


This certifies that

-------------------------------------------------------------------------------

is the record holder of

-------------------------------------------------------------------------------
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $.01 OF CTI MOLECULAR IMAGING, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile Corporate Seal of this Corporation and the facsimile signatures of its duly authorized officers.

Dated:
      -------------------------------


-------------------------------------
Chief Financial Officer

-------------------------------------
President

Countersigned and Registered:
SUNTRUST BANK
Transfer Agent and Registrar,
By
  -----------------------------------



-------------------------------------------------------------------------------
Authorized Signature

A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters or the Registrar named on the face of this certificate.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM
TEN ENT
JT TEN

as tenants in common
as tenants by the entireties
as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT                                 Custodian
           (Minor)                                                       (Cust)
                                              under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,                       hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.
Dated

NOTICE:

The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.


SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C RULE 17Ad-15.


Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Stockholder Protection Rights Agreement, dated as of May 21, 2002 (as such may be amended from time to time, the "Rights Agreement"), between CTI Molecular Imaging, Inc. (the "Company") and SunTrust Bank, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be terminated, may become exercisable for securities or assets of the Company or of another entity, may be exchanged for shares of Common Stock or other securities or assets of the Company, may expire, may become void (if they are "Beneficially Owned" by an "Acquiring Person" or an Affiliate or Associate thereof, as such terms are defined in the Rights Agreement, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge promptly after the receipt of a written request therefor.


                                     Page 2